National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1) the VariTrak variable universal life registration statement on
Form N-6 (File No. 33-91938) and all amendments thereto,

(2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,

(3) the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,

(4) the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333-19583) and all amendments thereto,

(5) the Investor Select variable universal life registration statement on Form N-6 and all amendments thereto, and

(6) any other variable universal life and variable annuity
registration statements and all amendments thereto filed on Forms
N-6 and N-4 respectively by National Life Insurance Company
after the execution date indicated below

to be filed by National Life Insurance Company under the Securities Act of 1933.

__June 3rd __	_/s David R. Coates______
Date	David R. Coates

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, her attorney-in-fact to execute in her name, and on her behalf,

(1) the VariTrak variable universal life registration statement on
Form N-6 (File No. 33-91938) and all amendments thereto,

(2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,

(3) the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,

(4) the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333-19583) and all amendments thereto,
and

(5) the Investor Select variable universal life registration statement and all amendments thereto.

(6) any other variable universal life and variable annuity
registration statements and all amendments thereto filed on Forms
N-6 and N-4 respectively by National Life Insurance Company
after the execution date indicated below

to be filed by National Life Insurance Company under the Securities Act of 1933.

_June 4th	___/s/ Deborah G. Ellinger _
Date	Deborah G. Ellinger

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1) the VariTrak variable universal life registration statement on
Form N-6 (File No. 33-91938) and all amendments thereto,

(2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,

(3) the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,

(4) the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333-19583) and all amendments thereto,
and

(5) the Investor Select variable universal life registration statement and all amendments thereto.

(6) any other variable universal life and variable annuity
registration statements and all amendments thereto filed on Forms
N-6 and N-4 respectively by National Life Insurance Company
after the execution date indicated below

to be filed by National Life Insurance Company under the Securities Act of 1933.

__June 3rd	__/s/ Bruce Lisman
Date	Bruce Lisman

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, her attorney-in-fact to execute in her name, and on her behalf,

(1) the VariTrak variable universal life registration statement on
Form N-6 (File No. 33-91938) and all amendments thereto,

(2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,

(3) the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,

(4) the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333-19583) and all amendments thereto,
and

(5) the Investor Select variable universal life registration statement and all amendments thereto.

(6) any other variable universal life and variable annuity
registration statements and all amendments thereto filed on Forms
N-6 and N-4 respectively by National Life Insurance Company
after the execution date indicated below

to be filed by National Life Insurance Company under the Securities Act of 1933.

___June 3rd	_/s/ Louise McCarren___
Date	V. Louise McCarren

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1) the VariTrak variable universal life registration statement on
Form N-6 (File No. 33-91938) and all amendments thereto,

(2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,

(3) the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,

(4) the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333-19583) and all amendments thereto,
and

(5) the Investor Select variable universal life registration statement and all amendments thereto.

(6) any other variable universal life and variable annuity
registration statements and all amendments thereto filed on Forms
N-6 and N-4 respectively by National Life Insurance Company
after the execution date indicated below

to be filed by National Life Insurance Company under the Securities Act of 1933.

_June 3rd	_/s/ Roger B. Porter____
Date	Roger B. Porter

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1) the VariTrak variable universal life registration statement on
Form N-6 (File No. 33-91938) and all amendments thereto,

(2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,

(3) the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,

(4) the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333-19583) and all amendments thereto,
and

(5) the Investor Select variable universal life registration statement and all amendments thereto.

(6) any other variable universal life and variable annuity
registration statements and all amendments thereto filed on Forms
N-6 and N-4 respectively by National Life Insurance Company
after the execution date indicated below

to be filed by National Life Insurance Company under the Securities Act of 1933.

__June 3rd	__/s/ Harris H. Simmons____
Date	Harris H. Simmons